                                   PROSPECTUS
                                      FOR

                                    METFLEX,
          A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY ("POLICY")
                                   ISSUED BY

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")
                                  MAY 1, 2016

This prospectus provides you with important information about MetLife's MetFlex Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.


The Policy is designed to provide:
o Life insurance coverage
o Flexible premium payments
o A choice among three death benefit options
o A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs


You may allocate premium payments to and transfer cash value among a fixed interest account ("Fixed Account") and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:

AB VARIABLE PRODUCTS SERIES FUND, INC.
AB VPS Global Thematic Growth Portfolio -- Class B
AB VPS Intermediate Bond Portfolio -- Class B
AB VPS International Value Portfolio -- Class A

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Comstock Fund -- Series II
Invesco V.I. Government Securities Fund -- Series II
Invesco V.I. International Growth Fund -- Series I

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. -- CLASS I
VP Capital Appreciation Fund

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
American Funds Growth Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds U.S. Government/AAA-Rated Securities Fund

DREYFUS VARIABLE INVESTMENT FUND -- SERVICE SHARES
International Value Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Asset Manager: Growth Portfolio -- Service Class
Contrafund(R) Portfolio -- Service Class
Equity-Income Portfolio -- Service Class
Freedom 2010 Portfolio -- Initial Class
Freedom 2015 Portfolio -- Initial Class
Freedom 2020 Portfolio -- Initial Class
Freedom 2025 Portfolio -- Initial Class
Freedom 2030 Portfolio -- Initial Class
Government Money Market Portfolio -- Initial Class
High Income Portfolio -- Initial Class
Investment Grade Bond Portfolio -- Service Class
Mid Cap Portfolio -- Service Class 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Mutual Global Discovery VIP Fund -- Class 2
Templeton Foreign VIP Fund -- Class 1
Templeton Global Bond VIP Fund -- Class 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST -- INSTITUTIONAL SHARES
Goldman Sachs Small Cap Equity Insights Fund

JANUS ASPEN SERIES
Balanced Portfolio -- Service Shares
Enterprise Portfolio -- Service Shares
Forty Portfolio -- Service Shares
Janus Portfolio -- Institutional Shares
Overseas Portfolio -- Service Shares

MET INVESTORS SERIES TRUST
Clarion Global Real Estate Portfolio -- Class A
ClearBridge Aggressive Growth Portfolio -- Class A
Harris Oakmark International Portfolio -- Class A
Invesco Mid Cap Value Portfolio -- Class A
Invesco Small Cap Growth Portfolio -- Class B
JPMorgan Small Cap Value Portfolio -- Class A
Met/Aberdeen Emerging Markets Equity Portfolio -- Class B
Met/Wellington Large Cap Research Portfolio -- Class A
MetLife Asset Allocation 100 Portfolio -- Class B
MetLife Small Cap Value Portfolio -- Class B
MFS(R) Research International Portfolio -- Class B
Morgan Stanley Mid Cap Growth Portfolio -- Class A
Oppenheimer Global Equity Portfolio -- Class A
PIMCO Inflation Protected Bond Portfolio -- Class A
PIMCO Total Return Portfolio -- Class A
T. Rowe Price Large Cap Value Portfolio -- Class A

METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio -- Class A
Barclays Aggregate Bond Index Portfolio -- Class A
BlackRock Bond Income Portfolio -- Class A
BlackRock Capital Appreciation Portfolio -- Class A
BlackRock Ultra-Short Term Bond Portfolio -- Class A
Frontier Mid Cap Growth Portfolio -- Class A
Jennison Growth Portfolio -- Class A
Loomis Sayles Small Cap Core Portfolio -- Class A
Met/Artisan Mid Cap Value Portfolio -- Class B
Met/Wellington Balanced Portfolio -- Class A
Met/Wellington Core Equity Opportunities Portfolio -- Class A
MetLife Asset Allocation 20 Portfolio -- Class B
MetLife Asset Allocation 40 Portfolio -- Class B
MetLife Asset Allocation 60 Portfolio -- Class B
MetLife Asset Allocation 80 Portfolio -- Class B
MetLife Mid Cap Stock Index Portfolio -- Class A
MetLife Stock Index Portfolio -- Class A
MFS(R) Total Return Portfolio -- Class B
MFS(R) Value Portfolio -- Class A
MSCI EAFE(R) Index Portfolio -- Class A
Neuberger Berman Genesis Portfolio -- Class A
Russell 2000(R) Index Portfolio -- Class A
T. Rowe Price Large Cap Growth Portfolio -- Class A
T. Rowe Price Small Cap Growth Portfolio -- Class A
Western Asset Management Strategic Bond Opportunities Portfolio -- Class A

MFS(R) VARIABLE INSURANCE TRUST -- SERVICE CLASS
MFS(R) Global Equity Series
MFS(R) New Discovery Series

MFS(R) VARIABLE INSURANCE TRUST II -- SERVICE CLASS
MFS(R) High Yield Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap Fund(R)/VA

PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS
PIMCO All Asset Portfolio
PIMCO CommodityRealReturn(R) Strategy Portfolio
PIMCO Long-Term U.S. Government Portfolio
PIMCO Low Duration Portfolio

PIONEER VARIABLE CONTRACTS TRUST -- CLASS I
Pioneer Mid Cap Value VCT Portfolio

PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Value Fund

ROYCE CAPITAL FUND -- INVESTMENT CLASS
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. -- CLASS I
Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio

TRUST FOR ADVISED PORTFOLIOS
1919 Variable Socially Responsive Balanced Fund

Certain Funds and/or Portfolios have been subject to a name change or reorganization. Please see Appendix A-- "Additional Information
Regarding the Funds."

Separate prospectuses for the Metropolitan Series Fund, Met Investors Series Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AB Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series(R), Dreyfus Variable Investment Fund, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust, MFS(R) Variable Insurance Trust II, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Pioneer Variable Contracts Trust, Putnam Variable Trust, Royce Capital Fund, The Universal Institutional Funds, Inc., Trust for Advised Portfolios and Wells Fargo Variable Trust (each a "Fund") are available from us by calling 1-908-253-1400. They describe in greater detail an investment in the portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference. We do not guarantee how any of the portfolios will perform.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved of these securities, nor have they determined if this Prospectus is accurate or complete. Any representation otherwise is a criminal offense. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits, obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS


                                                                                    PAGE
                                                                                  IN THIS
SUBJECT                                                                          PROSPECTUS
------------------------------------------------------------------------------- -----------
Contacting Us..................................................................       5
Summary of Benefits and Risks..................................................       5
   Policy Benefits.............................................................       5
   Risks of a Policy...........................................................       6
Fee Tables.....................................................................       7
   Transaction Fees............................................................       7
   Periodic Charges Other Than Portfolio Operating Expenses....................       9
   Periodic Charges............................................................       9
   Portfolio Operating Expenses................................................      10
MetLife........................................................................      15
   The Fixed Account...........................................................      15
   Separate Account UL.........................................................      15
   The Funds...................................................................      16
   The Portfolio Share Classes that We Offer...................................      23
   Substitution of Portfolios..................................................      23
   Purchase and Redemption of Portfolio Shares by the Separate Account.........      23
   Voting Rights...............................................................      23
Issuing a Policy...............................................................      23
Payment and Allocation of Premiums.............................................      24
   Paying Premiums.............................................................      24
   Maximum and Minimum Premium Payments........................................      25
   Allocating Net Premium......................................................      25
Insurance Proceeds.............................................................      25
   Death Benefit Options.......................................................      26
   Minimum Death Benefit.......................................................      27
   Specified Face Amount.......................................................      27
   Income Plans................................................................      28
Cash Value, Transfers and Withdrawals..........................................      29
   Cash Value..................................................................      29
   Surrender and Withdrawal Privileges.........................................      33
   Benefit at Final Date.......................................................      34
Loan Privileges................................................................      34
Optional Rider Benefits........................................................      35
   Term Benefit................................................................      35
Charges and Deductions.........................................................      36
   Important Information Applicable to all Policy Charges and Deductions.......      36
   Charges Deducted from Premiums..............................................      36
   Charges Included in the Monthly Deduction...................................      37
   Charges for Certain Optional Rider Benefits.................................      38
   Variations In Charges.......................................................      38
   Portfolio Company Charges...................................................      39
   Other Charges...............................................................      39
Policy Termination and Reinstatement...........................................      39
Federal Tax Matters............................................................      39
Rights We Reserve..............................................................      43
Other Policy Provisions........................................................      44
Sales of Policies..............................................................      46
Legal Proceedings..............................................................      48
Restrictions on Financial Transactions.........................................      48
Financial Statements...........................................................      48
Appendix A.....................................................................      49

CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. To avoid delays, such requests, instructions and notifications generally must be received by us in "good order" (see "Good Order" below). These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the systematic investment strategies); or changing your premium allocations. Our Designated Office is MetLife--SBR, 501 Route 22, Bridgewater, NJ 08807. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.


GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions about the procedures and requirements for any requests, instructions or notifications, you should contact us or your sales representative before submitting the form or request.



SUMMARY OF BENEFITS AND RISKS

This summary gives an overview of the Policy and is qualified by the more detailed information in the balance of this Prospectus and the Policy. MetLife issues the Policies. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing nonqualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes.


POLICY BENEFITS


PREMIUM PAYMENT FLEXIBILITY. The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.


CASH VALUE. Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.


TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES. You may transfer cash value among the funding options, subject to certain limits, including restrictions on frequent transfers (see "Cash Value, Transfers and Withdrawals"). If elected by your employer, you may also choose among four systematic investment strategies: the Equity Generator(SM), the Equalizer(SM), the Allocator(SM), and the Rebalancer(SM).


SPECIFIED FACE AMOUNT OF INSURANCE. Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.


DEATH BENEFIT OPTIONS. Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.


INCOME PLANS. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.


SURRENDERS, PARTIAL WITHDRAWALS AND LOANS. Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.


TAX ADVANTAGES. In general, you will not pay income taxes on any cash value that accrues in your Policy prior to a distribution. If you meet certain requirements, favorable distribution rules will apply. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.


TERM RIDER. This rider provides coverage on the insured to age 95. The amount of sales charge you pay will be less if coverage is obtained through this rider rather than as part of the Policy. The current charges for the cost of insurance are lower for coverage under the term rider than under the base Policy. For details, see "Optional Rider Benefits--Term Benefit."


OTHER OPTIONAL RIDER BENEFITS. You may be eligible for certain other benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction.


RISKS OF A POLICY


This Prospectus discusses the risks associated with purchasing the Policy. Prospectuses for the Funds discuss the risks associated with investment in the Fund described therein. Each of the Separate Account UL investment divisions that is available to you under the Policy invests solely in a corresponding "Portfolio" of a Fund.


INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions may have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2.5% (4% for Policies issued prior to February 24, 2012).


SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.


RISK OF POLICY TERMINATION. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a policy on which there is an outstanding loan may have adverse tax consequences.


POLICY CHARGE AND EXPENSE INCREASE. We have the right to increase certain Policy charges.


TAX LAW RISKS. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. The insurance proceeds payable upon death of the insured under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The guidance, however, is not entirely clear in certain circumstances, for example, with respect to Policies issued on a substandard risk basis. In general, you should not be deemed to be in receipt of any portion of your Policy's cash value until there is an actual distribution from the Policy. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued.


If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds) to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.


If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.


If your Policy is part of an equity split dollar arrangement under the economic benefit regime, there is a risk that some portion of the cash value may be taxed prior to any Policy distribution.


Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax adviser.



FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges set forth in the first two tables may vary by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner. In addition to the following tables, certain charges that we don't currently impose (but which we have the right to impose on your Policy in the future) are described under "Charges and Deductions--Other Charges," further back in this Prospectus.


In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below.


TRANSACTION FEES


This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among the variable investment options or the Fixed Account.


                         WHEN CHARGE              CURRENT AMOUNT             MAXIMUM AMOUNT
      CHARGE             IS DEDUCTED                 DEDUCTED                WE CAN DEDUCT
 Sales Charge 1,2  On payment of premium   Policy Years 1 to 10, up    Policy Years 1 to 10, up
                                           to 6.5% of annual target    to 9% of annual target
                                           premium paid                premium paid
                                           Policy Years 11 and         Policy Years 11 and
                                           later, up to 3% of annual   later, same as Current
                                           target premium paid         Amount for those years
                                           0% on premiums paid in      0% on premiums paid in
                                           excess of annual target     excess of annual target
                                           premium in all Policy       premium in all Policy
                                           years                       years

                                    WHEN CHARGE               CURRENT AMOUNT             MAXIMUM AMOUNT
           CHARGE                   IS DEDUCTED                  DEDUCTED                 WE CAN DEDUCT
 Charge for average          On payment of premium     2.25% of each premium       Same as Current
 expected state and local                              payment                     Amount
 taxes attributable to
 premiums
 Charge for expected         On payment of premium     1.2% of each premium        Same as Current
 federal taxes                                         payment                     Amount
 attributable to
 premiums
 Administrative Charge 1     On payment of premium     Policy Years 1 to 10, up    Up to 1.05% of annual
                                                       to 0.55% of annual          target premium paid in
                                                       target premium paid         all Policy years
                                                       Policy Years 11 and         0.05% of premiums paid
                                                       later, up to 1.05% of       in excess of annual
                                                       annual target premium       target premium in all
                                                       paid                        Policy years
                                                       0.05% on premiums paid
                                                       in excess of annual
                                                       target premium in all
                                                       Policy years
 Transfer Fee                On transfer of cash       Not currently charged       $25 per transfer, and
                             value among investment                                none for transfers under
                             divisions or to or from                               Systematic Investment
                             the Fixed Account                                     Strategies
 Interim Term Insurance      On payment of first       Highest: $13.93 per         Highest: $24.65 per
 Benefit3 (applies only if   premium if rider is       $1,000 of term insurance    $1,000 of term insurance
 you elected rider at        elected                   amount                      amount
 issue)
 Highest and Lowest                                    Lowest: $0.03 per $1,000    Lowest: $0.04 per $1,000
 Charge Among All                                      of term insurance           of term insurance
 Possible Insureds                                     amount                      amount
 Charge for male, issue                                $0.152 per $1,000 of        $0.271 per $1,000 of
 age 47, nonsmoker,                                    term insurance amount       term insurance amount
 Guaranteed Issue
 underwriting class
 Enhanced Cash               On premium payments       0.25% of each premium       Same as Current
 Surrender Value Rider 4     made during the first     payment made during         Amount
                             five Policy years         the first five Policy
                                                       years
 Underwriting Charge         On face amount increase   Not currently charged       Up to $3 per $1,000 of
 (applies only if you                                                              increase
 request an increase in
 your specified face
 amount)

1 See "Charges and Deductions--Annual Target Premium" for a detailed discussion of the determination of the annual target premium.

2 For Policies issued with the Refund of Sales Charge Rider, if you request a full cash withdrawal during the first five Policy years, we will refund any sales charges deducted within 365 days prior to the date the request is received at our Designated Office. This rider is not available in New Jersey.

3 This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

4 For Policies issued with the Enhanced Cash Surrender Value Rider on or after February 1, 2004, if you request a full cash withdrawal during the first ten Policy years, we will refund (a) part of the cumulative charges we have deducted from your premium payments and (b) part of the cost of term insurance we have deducted in the current Policy year, as shown in Table A below. However, we will not pay this refund if the full cash withdrawal is related to an exchange pursuant to Section 1035 of the Internal Revenue Code. This rider is subject to state approval.


                                    TABLE A


                                                          PORTION OF
                                                         COST OF TERM
                                                  INSURANCE CHARGES DEDUCTED
                               PORTION OF           DURING POLICY YEAR OF
    POLICY YEAR OF         CUMULATIVE PREMIUM        FULL CASH WITHDRAWAL
 FULL CASH WITHDRAWAL   CHARGES TO BE REFUNDED*         TO BE REFUNDED
---------------------- ------------------------- ---------------------------
  1                              100%                        95%
  2                              95%                         85%
  3                              90%                         75%
  4                              85%                         65%
  5                              80%                         55%
  6                              75%                         45%
  7                              70%                         35%
  8                              65%                         25%
  9                              60%                         15%
 10                              55%                         5%
 11 and later                    None                       None

* The percent shown is applied to the cumulative sales, tax, and administrative charges deducted from your premium.


PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


These tables describe other fees and expenses that you will pay periodically during the time that you own the Policy not including the fees and expenses of the Portfolios.


PERIODIC CHARGES


                                WHEN CHARGE            CURRENT AMOUNT             MAXIMUM AMOUNT
          CHARGE                IS DEDUCTED               DEDUCTED                 WE CAN DEDUCT
 Cost of Term Insurance    On each monthly      Highest: $35.30 per         Highest: $35.30 per
 for coverage under base   anniversary of the   $1,000 of term insurance    $1,000 of term insurance
 policy 1, 2               Policy               amount                      amount
 Highest and Lowest                             Lowest: $0.02 per $1,000    Lowest: $0.04 per $1,000
 Charge Among All                               of term insurance           of term insurance
 Possible Insureds                              amount                      amount
 Charge for male, issue                         $0.152 per $1,000 of        $0.271 per $1,000 of
 age 47, nonsmoker,                             term insurance amount       term insurance amount
 Guaranteed Issue
 underwriting class
 Cost of Term Insurance    On each monthly      Highest: $26.48 per         Highest: $35.30 per
 for coverage under the    anniversary of the   $1,000 of term insurance    $1,000 of term insurance
 term benefit 1, 2         Policy               amount                      amount
 Highest and Lowest                             Lowest: $0.02 per $1,000    Lowest: $0.04 per $1,000
 Charge Among All                               of term insurance           of term insurance
 Possible Insureds                              amount                      amount

                                  WHEN CHARGE               CURRENT AMOUNT             MAXIMUM AMOUNT
          CHARGE                  IS DEDUCTED                  DEDUCTED                 WE CAN DEDUCT
 Charge for male, issue                              $0.114 per $1,000 of        $0.271 per $1,000 of
 age 47, nonsmoker,                                  term insurance amount       term insurance amount
 Guaranteed Issue
 underwriting class
 Mortality and Expense    On each monthly            Effective annual rate of    Effective annual rate up
 Risk Charge 3            anniversary of the         0.40% of the cash value     to 0.90%
                          Policy                     in the Separate
                                                     Account.
                                                     We intend to reduce this
                                                     charge after Policy year
                                                     9 to 0.20% and after
                                                     Policy year 20 to 0.10%.
 Loan Interest Spread 4   Annually (or on loan       Annual rate of 0.25% of     Annual rate of 2% of the
                          termination, if earlier)   the loan amount             loan amount

1 The cost of term insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. See "Charges and Deductions--Cost of Term Insurance" for a more detailed discussion of factors affecting this charge. For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $0.09 to $30.45 per $1,000 of term insurance amount.

2 This charge varies based on individual characteristics of the insured or of individuals in the group that the charge was intended to cover, and may not be representative of the charge that you will pay. You can obtain more information about the charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy, based on various assumptions.

3 We are waiving the following amounts of the Mortality and Expense Risk Charge:
0.08% for the investment division investing in the WMC Large Cap Research Portfolio; and an amount equal to the underlying portfolio expenses that are in excess of 0.91% for the investment division investing in the Pioneer Fund Portfolio (Class A), in excess of 1.34% for the investment division investing in the Met/Artisan Mid Cap Value Portfolio (Class B), in excess of 1.15% for the investment division investing in the MetLife Small Cap Value Portfolio (Class B), and in excess of 0.62% for the investment division investing in the Oppenheimer Global Equity Portfolio (Class A).

4 We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.


PORTFOLIO OPERATING EXPENSES


Each of the Funds pays an investment management fee to its investment manager. Each of the Funds also incurs other direct expenses (see the applicable Fund Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. Most of the Funds offer various classes of shares, each of which has a different level of expenses, only one of which is available under a Policy. The available class of each Portfolio is specified in the expense table below and on the front cover pages of the Prospectus.


The first table below shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2015.


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                 MINIMUM   MAXIMUM
 TOTAL ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)                  0.25%     1.63%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.


                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
 AB VARIABLE PRODUCTS SERIES FUND,
  INC.
 AB VPS Global Thematic Growth
  Portfolio -- Class B                      0.75%        0.25%          0.26%
 AB VPS Intermediate Bond Portfolio --
  Class B                                   0.45%        0.25%          0.51%
 AB VPS International Value Portfolio
  -- Class A                                0.75%          --           0.10%
 AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS)
 Invesco V.I. Comstock Fund -- Series II    0.56%        0.25%          0.27%
 Invesco V.I. Government Securities
  Fund -- Series II                         0.47%        0.25%          0.30%
 Invesco V.I. International Growth Fund
  -- Series I                               0.71%          --           0.30%
 AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
 VP Capital Appreciation Fund               1.00%          --             --
 AMERICAN FUNDS INSURANCE SERIES(R)
  -- CLASS 2
 American Funds Growth Fund                 0.33%        0.25%          0.02%
 American Funds High-Income Bond
  Fund                                      0.46%        0.25%          0.02%
 American Funds International Fund          0.50%        0.25%          0.04%
 American Funds
  U.S. Government/AAA-Rated
  Securities Fund                           0.34%        0.25%          0.01%
 DREYFUS VARIABLE INVESTMENT FUND --
  SERVICE SHARES
 International Value Portfolio              1.00%        0.25%          0.38%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
 Asset Manager: Growth Portfolio --
  Service Class                             0.55%        0.10%          0.15%
 Contrafund(R) Portfolio -- Service Class   0.55%        0.10%          0.08%
 Equity-Income Portfolio -- Service
  Class                                     0.45%        0.10%          0.09%
 Freedom 2010 Portfolio -- Initial Class      --           --             --
 Freedom 2015 Portfolio -- Initial Class      --           --             --
 Freedom 2020 Portfolio -- Initial Class      --           --             --
 Freedom 2025 Portfolio -- Initial Class      --           --             --
 Freedom 2030 Portfolio -- Initial Class      --           --             --
 Government Money Market Portfolio --
  Initial Class                             0.17%          --           0.08%



                                             ACQUIRED
                                               FUND       TOTAL       FEE WAIVER    NET TOTAL
                                               FEES       ANNUAL        AND/OR       ANNUAL
                                                AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                                    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 AB VARIABLE PRODUCTS SERIES FUND,
  INC.
 AB VPS Global Thematic Growth
  Portfolio -- Class B                        --         1.26%       --            1.26%
 AB VPS Intermediate Bond Portfolio --
  Class B                                     --         1.21%       --            1.21%
 AB VPS International Value Portfolio
  -- Class A                                  --         0.85%       --            0.85%
 AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS)
 Invesco V.I. Comstock Fund -- Series II      --         1.08%     0.05%           1.03%
 Invesco V.I. Government Securities
  Fund -- Series II                           --         1.02%       --            1.02%
 Invesco V.I. International Growth Fund
  -- Series I                               0.01%        1.02%     0.01%           1.01%
 AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
 VP Capital Appreciation Fund                 --         1.00%     0.01%           0.99%
 AMERICAN FUNDS INSURANCE SERIES(R)
  -- CLASS 2
 American Funds Growth Fund                   --         0.60%       --            0.60%
 American Funds High-Income Bond
  Fund                                        --         0.73%       --            0.73%
 American Funds International Fund            --         0.79%       --            0.79%
 American Funds
  U.S. Government/AAA-Rated
  Securities Fund                             --         0.60%       --            0.60%
 DREYFUS VARIABLE INVESTMENT FUND --
  SERVICE SHARES
 International Value Portfolio                --         1.63%     0.52%           1.11%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
 Asset Manager: Growth Portfolio --
  Service Class                             0.01%        0.81%       --            0.81%
 Contrafund(R) Portfolio -- Service Class     --         0.73%       --            0.73%
 Equity-Income Portfolio -- Service
  Class                                     0.08%        0.72%       --            0.72%
 Freedom 2010 Portfolio -- Initial Class    0.55%        0.55%       --            0.55%
 Freedom 2015 Portfolio -- Initial Class    0.58%        0.58%       --            0.58%
 Freedom 2020 Portfolio -- Initial Class    0.60%        0.60%       --            0.60%
 Freedom 2025 Portfolio -- Initial Class    0.63%        0.63%       --            0.63%
 Freedom 2030 Portfolio -- Initial Class    0.66%        0.66%       --            0.66%
 Government Money Market Portfolio --
  Initial Class                               --         0.25%       --            0.25%

                                                         DISTRIBUTION
                                                            AND/OR
                                            MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                       FEE      (12B-1) FEES   EXPENSES
 High Income Portfolio -- Initial Class       0.56%       --             0.12%
 Investment Grade Bond Portfolio --
  Service Class                               0.31%     0.10%            0.11%
 Mid Cap Portfolio -- Service Class 2         0.55%     0.25%            0.08%
 FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
 Franklin Mutual Global Discovery VIP
  Fund -- Class 2                             0.94%     0.25%            0.08%
 Templeton Foreign VIP Fund -- Class 1        0.75%       --             0.03%
 Templeton Global Bond VIP Fund --
  Class 1                                     0.46%       --             0.06%
 GOLDMAN SACHS VARIABLE INSURANCE
  TRUST -- INSTITUTIONAL SHARES
 Goldman Sachs Small Cap Equity
  Insights Fund                               0.75%       --             0.24%
 JANUS ASPEN SERIES
 Balanced Portfolio -- Service Shares         0.55%     0.25%            0.09%
 Enterprise Portfolio -- Service Shares       0.64%     0.25%            0.10%
 Forty Portfolio -- Service Shares            0.65%     0.25%            0.09%
 Janus Portfolio -- Institutional Shares      0.66%       --             0.10%
 Overseas Portfolio -- Service Shares         0.44%     0.25%            0.13%
 MET INVESTORS SERIES TRUST
 Clarion Global Real Estate Portfolio --
  Class A                                     0.60%       --             0.04%
 ClearBridge Aggressive Growth
  Portfolio -- Class A                        0.55%       --             0.02%
 Harris Oakmark International Portfolio
  -- Class A                                  0.77%       --             0.06%
 Invesco Mid Cap Value Portfolio --
  Class A                                     0.64%       --             0.04%
 Invesco Small Cap Growth Portfolio --
  Class B                                     0.85%     0.25%            0.02%
 JPMorgan Small Cap Value Portfolio --
  Class A                                     0.77%       --             0.05%
 Met/Aberdeen Emerging Markets
  Equity Portfolio -- Class B                 0.88%     0.25%            0.14%
 Met/Wellington Large Cap Research
  Portfolio -- Class A                        0.56%       --             0.03%
 MetLife Asset Allocation 100 Portfolio
  -- Class B                                  0.07%     0.25%            0.01%
 MetLife Small Cap Value Portfolio --
  Class B                                     0.75%     0.25%            0.02%
 MFS(R) Research International Portfolio
  -- Class B                                  0.69%     0.25%            0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A                        0.65%       --             0.03%
 Oppenheimer Global Equity Portfolio --
  Class A                                     0.66%       --             0.05%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A                        0.47%       --           0.15%



                                            ACQUIRED
                                              FUND       TOTAL       FEE WAIVER    NET TOTAL
                                              FEES       ANNUAL        AND/OR       ANNUAL
                                               AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                                   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 High Income Portfolio -- Initial Class      --         0.68%       --              0.68%
 Investment Grade Bond Portfolio --
  Service Class                              --         0.52%       --              0.52%
 Mid Cap Portfolio -- Service Class 2        --         0.88%       --              0.88%
 FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
 Franklin Mutual Global Discovery VIP
  Fund -- Class 2                            --         1.27%       --              1.27%
 Templeton Foreign VIP Fund -- Class 1       --         0.78%       --              0.78%
 Templeton Global Bond VIP Fund --
  Class 1                                    --         0.52%       --              0.52%
 GOLDMAN SACHS VARIABLE INSURANCE
  TRUST -- INSTITUTIONAL SHARES
 Goldman Sachs Small Cap Equity
  Insights Fund                              --         0.99%     0.18%             0.81%
 JANUS ASPEN SERIES
 Balanced Portfolio -- Service Shares        --         0.89%       --              0.89%
 Enterprise Portfolio -- Service Shares      --         0.99%       --              0.99%
 Forty Portfolio -- Service Shares           --         0.99%       --              0.99%
 Janus Portfolio -- Institutional Shares     --         0.76%       --              0.76%
 Overseas Portfolio -- Service Shares        --         0.82%       --              0.82%
 MET INVESTORS SERIES TRUST
 Clarion Global Real Estate Portfolio --
  Class A                                    --         0.64%       --              0.64%
 ClearBridge Aggressive Growth
  Portfolio -- Class A                       --         0.57%     0.00%             0.57%
 Harris Oakmark International Portfolio
  -- Class A                                 --         0.83%     0.02%             0.81%
 Invesco Mid Cap Value Portfolio --
  Class A                                  0.08%        0.76%     0.02%             0.74%
 Invesco Small Cap Growth Portfolio --
  Class B                                    --         1.12%     0.02%             1.10%
 JPMorgan Small Cap Value Portfolio --
  Class A                                    --         0.82%     0.09%             0.73%
 Met/Aberdeen Emerging Markets
  Equity Portfolio -- Class B                --         1.27%     0.05%             1.22%
 Met/Wellington Large Cap Research
  Portfolio -- Class A                       --         0.59%     0.04%             0.55%
 MetLife Asset Allocation 100 Portfolio
  -- Class B                               0.68%        1.01%       --              1.01%
 MetLife Small Cap Value Portfolio --
  Class B                                  0.07%        1.09%     0.00%             1.09%
 MFS(R) Research International Portfolio
  -- Class B                                 --         1.01%     0.06%             0.95%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A                       --         0.68%     0.01%             0.67%
 Oppenheimer Global Equity Portfolio --
  Class A                                    --         0.71%     0.08%             0.63%
 PIMCO Inflation Protected Bond
  Portfolio -- Class A                       --         0.62%     0.01%             0.61%

                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
 PIMCO Total Return Portfolio --
  Class A                                      0.48%       --           0.04%
 T. Rowe Price Large Cap Value
  Portfolio -- Class A                         0.57%       --           0.02%
 METROPOLITAN SERIES FUND
 Baillie Gifford International Stock
  Portfolio -- Class A                         0.79%       --           0.07%
 Barclays Aggregate Bond Index
  Portfolio -- Class A                         0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A                                      0.32%       --           0.04%
 BlackRock Capital Appreciation
  Portfolio -- Class A                         0.69%       --           0.02%
 BlackRock Ultra-Short Term Bond
  Portfolio -- Class A                         0.34%       --           0.03%
 Frontier Mid Cap Growth Portfolio --
  Class A                                      0.71%       --           0.03%
 Jennison Growth Portfolio -- Class A          0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio
  -- Class A                                   0.90%       --           0.06%
 Met/Artisan Mid Cap Value Portfolio --
  Class B                                      0.81%     0.25%          0.03%
 Met/Wellington Balanced Portfolio --
  Class A                                      0.46%       --           0.08%
 Met/Wellington Core Equity
  Opportunities Portfolio -- Class A           0.70%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class B                                      0.09%     0.25%          0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class B                                      0.06%     0.25%            --
 MetLife Asset Allocation 60 Portfolio --
  Class B                                      0.05%     0.25%            --
 MetLife Asset Allocation 80 Portfolio --
  Class B                                      0.05%     0.25%            --
 MetLife Mid Cap Stock Index Portfolio
  -- Class A                                   0.25%       --           0.04%
 MetLife Stock Index Portfolio --
  Class A                                      0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class B      0.55%     0.25%          0.05%
 MFS(R) Value Portfolio -- Class A             0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio --
  Class A                                      0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A                                      0.81%       --           0.03%
 Russell 2000(R) Index Portfolio --
  Class A                                      0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A                         0.60%       --           0.02%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A                         0.47%       --           0.03%



                                             ACQUIRED
                                               FUND       TOTAL       FEE WAIVER    NET TOTAL
                                               FEES       ANNUAL        AND/OR       ANNUAL
                                                AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                                    EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 PIMCO Total Return Portfolio --
  Class A                                     --         0.52%     0.04%           0.48%
 T. Rowe Price Large Cap Value
  Portfolio -- Class A                        --         0.59%       --            0.59%
 METROPOLITAN SERIES FUND
 Baillie Gifford International Stock
  Portfolio -- Class A                        --         0.86%     0.12%           0.74%
 Barclays Aggregate Bond Index
  Portfolio -- Class A                        --         0.28%     0.01%           0.27%
 BlackRock Bond Income Portfolio --
  Class A                                     --         0.36%     0.00%           0.36%
 BlackRock Capital Appreciation
  Portfolio -- Class A                        --         0.71%     0.05%           0.66%
 BlackRock Ultra-Short Term Bond
  Portfolio -- Class A                        --         0.37%     0.02%           0.35%
 Frontier Mid Cap Growth Portfolio --
  Class A                                     --         0.74%     0.02%           0.72%
 Jennison Growth Portfolio -- Class A         --         0.62%     0.08%           0.54%
 Loomis Sayles Small Cap Core Portfolio
  -- Class A                                0.04%        1.00%     0.08%           0.92%
 Met/Artisan Mid Cap Value Portfolio --
  Class B                                     --         1.09%       --            1.09%
 Met/Wellington Balanced Portfolio --
  Class A                                     --         0.54%     0.00%           0.54%
 Met/Wellington Core Equity
  Opportunities Portfolio -- Class A          --         0.72%     0.12%           0.60%
 MetLife Asset Allocation 20 Portfolio --
  Class B                                   0.52%        0.88%     0.01%           0.87%
 MetLife Asset Allocation 40 Portfolio --
  Class B                                   0.56%        0.87%       --            0.87%
 MetLife Asset Allocation 60 Portfolio --
  Class B                                   0.60%        0.90%       --            0.90%
 MetLife Asset Allocation 80 Portfolio --
  Class B                                   0.65%        0.95%       --            0.95%
 MetLife Mid Cap Stock Index Portfolio
  -- Class A                                0.01%        0.30%     0.00%           0.30%
 MetLife Stock Index Portfolio --
  Class A                                     --         0.27%     0.01%           0.26%
 MFS(R) Total Return Portfolio -- Class B     --         0.85%       --            0.85%
 MFS(R) Value Portfolio -- Class A            --         0.72%     0.14%           0.58%
 MSCI EAFE(R) Index Portfolio --
  Class A                                   0.01%        0.41%     0.00%           0.41%
 Neuberger Berman Genesis Portfolio --
  Class A                                     --         0.84%     0.01%           0.83%
 Russell 2000(R) Index Portfolio --
  Class A                                   0.01%        0.32%     0.00%           0.32%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A                        --         0.62%     0.02%           0.60%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A                        --         0.50%       --            0.50%

                                                                                ACQUIRED
                                                      DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                         AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                         MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
PORTFOLIO                                    FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 Western Asset Management Strategic
  Bond Opportunities Portfolio --
  Class A                                  0.59%       --           0.04%        --         0.63%     0.04%             0.59%
 MFS(R) VARIABLE INSURANCE TRUST --
  SERVICE CLASS
 MFS(R) Global Equity Series               0.90%     0.25%          0.26%        --         1.41%     0.16%             1.25%
 MFS(R) New Discovery Series               0.90%     0.25%          0.06%        --         1.21%     0.02%             1.19%
 MFS(R) VARIABLE INSURANCE TRUST II --
  SERVICE CLASS
 MFS(R) High Yield Portfolio               0.70%     0.25%          0.07%        --         1.02%     0.05%             0.97%
 OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
 Oppenheimer Main Street Small Cap
  Fund(R)/VA                               0.68%       --           0.12%        --         0.80%       --              0.80%
 PIMCO VARIABLE INSURANCE TRUST --
  ADMINISTRATIVE CLASS
 PIMCO All Asset Portfolio                 0.43%     0.15%            --       0.83%        1.41%     0.16%             1.25%
 PIMCO CommodityRealReturn(R)
  Strategy Portfolio                       0.74%     0.15%          0.17%      0.11%        1.17%     0.11%             1.06%
 PIMCO Long-Term U.S. Government
  Portfolio                                0.48%     0.15%          0.04%        --         0.67%       --              0.67%
 PIMCO Low Duration Portfolio              0.50%     0.15%          0.01%        --         0.66%       --              0.66%
 PIONEER VARIABLE CONTRACTS TRUST --
  CLASS I
 Pioneer Mid Cap Value VCT Portfolio       0.65%       --           0.06%        --         0.71%       --              0.71%
 PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT International Value Fund        0.69%     0.25%          0.19%        --         1.13%       --              1.13%
 ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
 Royce Micro-Cap Portfolio                 1.25%       --           0.07%        --         1.32%       --              1.32%
 Royce Small-Cap Portfolio                 1.00%       --           0.06%        --         1.06%       --              1.06%
 THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. -- CLASS I
 Emerging Markets Debt Portfolio           0.75%       --           0.34%        --         1.09%       --              1.09%
 Emerging Markets Equity Portfolio         0.95%       --           0.46%        --         1.41%     0.06%             1.35%
 TRUST FOR ADVISED PORTFOLIOS
 1919 Variable Socially Responsive
  Balanced Fund                            0.65%       --           0.58%        --         1.23%     0.34%             0.89%

The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


Additional information about the management fees and expenses of the Funds can be obtained in Funds' prospectuses and Statements of Additional Information.


For information concerning compensation paid for the sale of the Policies, see "Sale of Policies."



METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166.

MetLife has the legal obligation to pay all benefits and other amounts to which you are entitled under the terms of your Policy.


THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of 2.5% (4% for Policies issued prior to February 24, 2012). We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.


SEPARATE ACCOUNT UL

The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE INVESTMENT DIVISIONS. The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premium it pays (rather than any premium you pay). If so, Policy will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.


THE FUNDS


Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. PROSPECTUSES FOR THE FUNDS ARE AVAILABLE BY CALLING 1-908-253-1400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. You should read each Fund prospectus carefully. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio.


Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or sub-adviser of a Portfolio or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in MetLife's role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Fund prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to .50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.


We, and certain of our affiliated insurance companies, have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is organized as a limited liability company. Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from a Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Portfolio Operating Expenses" for information on the management fees paid to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)


Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund's 12b-1 Plan, if any, is described in more detail in each Fund's prospectus. (See also "Fee Tables--Portfolio Operating Expenses.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Fund's 12b-1 Plan decrease the Portfolio's investment return.

SELECTION OF PORTFOLIOS. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. In some cases, we may include Portfolios based on recommendations made by selling firms through which the Policy is sold. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from owners.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

As of the end of each Valuation Period (see "Valuation Period" description below in "Other Policy Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
o The allocation of net premiums to the Separate Account.
o Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).
o Policy loans and loan repayments allocated to the Separate Account.
o Transfers to and among investment divisions.
o Withdrawals and surrenders taken from the Separate Account.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:


                      PORTFOLIO                                INVESTMENT OBJECTIVE          INVESTMENT ADVISER/SUBADVISER
 AB VARIABLE PRODUCTS SERIES FUND, INC.
 AB VPS Global Thematic Growth Portfolio --           Seeks long-term growth of capital.    AllianceBernstein L.P.
  Class B
 AB VPS Intermediate Bond Portfolio -- Class B        Seeks to generate income and price    AllianceBernstein L.P.
                                                      appreciation without assuming what
                                                      the Adviser considers undue risk.
 AB VPS International Value Portfolio -- Class A      Seeks long-term growth of capital.    AllianceBernstein L.P.
 AIM VARIABLE INSURANCE FUNDS (INVESCO
  VARIABLE INSURANCE FUNDS)
 Invesco V.I. Comstock Fund -- Series II              Seeks capital growth and income       Invesco Advisers, Inc.
                                                      through investments in equity
                                                      securities, including common stocks,
                                                      preferred stocks and securities
                                                      convertible into common and
                                                      preferred stocks.
 Invesco V.I. Government Securities Fund --           Seeks total return, comprised of      Invesco Advisers, Inc.
  Series II                                           current income and capital
                                                      appreciation.
 Invesco V.I. International Growth Fund -- Series I   Seeks long-term growth of capital.    Invesco Advisers, Inc.

                     PORTFOLIO                                INVESTMENT OBJECTIVE
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. --
  CLASS I
 VP Capital Appreciation Fund                       Seeks capital growth.
 AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Growth Fund                         Seeks growth of capital.
 American Funds High-Income Bond Fund               Seeks a high level of current income.
                                                    Its secondary investment objective is
                                                    capital appreciation.
 American Funds International Fund                  Seeks long-term growth of capital.
 American Funds U.S. Government/AAA-Rated           Seeks a high level of current income
  Securities Fund                                   consistent with preservation of
                                                    capital.
 DREYFUS VARIABLE INVESTMENT FUND -- SERVICE
  SHARES
 International Value Portfolio                      Seeks long-term capital growth.
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Asset Manager: Growth Portfolio -- Service Class   Seeks to maximize total return by
                                                    allocating its assets among stocks,
                                                    bonds, short-term instruments, and
                                                    other investments.
 Contrafund(R) Portfolio -- Service Class           Seeks long-term capital appreciation.
 Equity-Income Portfolio -- Service Class           Seeks reasonable income. The fund
                                                    will also consider the potential for
                                                    capital appreciation. The fund's goal
                                                    is to achieve a yield which exceeds
                                                    the composite yield on the securities
                                                    comprising the S&P 500(R) Index.
 Freedom 2010 Portfolio -- Initial Class            Seeks high total return with a
                                                    secondary objective of principal
                                                    preservation as the fund approaches
                                                    its target date and beyond.
 Freedom 2015 Portfolio -- Initial Class            Seeks high total return with a
                                                    secondary objective of principal
                                                    preservation as the fund approaches
                                                    its target date and beyond.
 Freedom 2020 Portfolio -- Initial Class            Seeks high total return with a
                                                    secondary objective of principal
                                                    preservation as the fund approaches
                                                    its target date and beyond.
 Freedom 2025 Portfolio -- Initial Class            Seeks high total return with a
                                                    secondary objective of principal
                                                    preservation as the fund approaches
                                                    its target date and beyond.
 Freedom 2030 Portfolio -- Initial Class            Seeks high total return with a
                                                    secondary objective of principal
                                                    preservation as the fund approaches
                                                    its target date and beyond.
 Government Money Market Portfolio -- Initial       Seeks as high a level of current
  Class                                             income as is consistent with
                                                    preservation of capital and liquidity.



                     PORTFOLIO                           INVESTMENT ADVISER/SUBADVISER
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. --
  CLASS I
 VP Capital Appreciation Fund                       American Century Investment
                                                    Management, Inc.
 AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Growth Fund                         Capital Research and Management
                                                    Company
 American Funds High-Income Bond Fund               Capital Research and Management
                                                    Company
 American Funds International Fund                  Capital Research and Management
                                                    Company
 American Funds U.S. Government/AAA-Rated           Capital Research and Management
  Securities Fund                                   Company
 DREYFUS VARIABLE INVESTMENT FUND -- SERVICE
  SHARES
 International Value Portfolio                      The Dreyfus Corporation
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Asset Manager: Growth Portfolio -- Service Class   Fidelity Management & Research
                                                    Company
                                                    Subadvisers: FMR Co., Inc. ; Fidelity
                                                    Investments Money Management,
                                                    Inc.
 Contrafund(R) Portfolio -- Service Class           Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Equity-Income Portfolio -- Service Class           Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Freedom 2010 Portfolio -- Initial Class            Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Freedom 2015 Portfolio -- Initial Class            Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Freedom 2020 Portfolio -- Initial Class            Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Freedom 2025 Portfolio -- Initial Class            Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Freedom 2030 Portfolio -- Initial Class            Fidelity Management & Research
                                                    Company
                                                    Subadviser: FMR Co., Inc.
 Government Money Market Portfolio -- Initial       Fidelity Management & Research
  Class                                             Company
                                                    Subadviser: Fidelity Investments
                                                    Money Management, Inc.

                      PORTFOLIO                                INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
 High Income Portfolio -- Initial Class              Seeks a high level of current income,    Fidelity Management & Research
                                                     while also considering growth of         Company
                                                     capital.                                 Subadviser: FMR Co., Inc.
 Investment Grade Bond Portfolio -- Service Class    Seeks as high a level of current         Fidelity Management & Research
                                                     income as is consistent with the         Company
                                                     preservation of capital.                 Subadviser: Fidelity Investments
                                                                                              Money Management, Inc.
 Mid Cap Portfolio -- Service Class 2                Seeks long-term growth of capital.       Fidelity Management & Research
                                                                                              Company
                                                                                              Subadviser: FMR Co., Inc.
 FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
 Franklin Mutual Global Discovery VIP Fund --        Seeks capital appreciation.              Franklin Mutual Advisers, LLC
  Class 2
 Templeton Foreign VIP Fund -- Class 1               Seeks long-term capital growth.          Templeton Investment Counsel, LLC
 Templeton Global Bond VIP Fund -- Class 1           Seeks high current income,               Franklin Advisers, Inc.
                                                     consistent with preservation of
                                                     capital, with capital appreciation as a
                                                     secondary consideration.
 GOLDMAN SACHS VARIABLE INSURANCE TRUST --
  INSTITUTIONAL SHARES
 Goldman Sachs Small Cap Equity Insights Fund        Seeks long-term growth of capital.       Goldman Sachs Asset Management,
                                                                                              L.P.
 JANUS ASPEN SERIES
 Balanced Portfolio -- Service Shares                Seeks long-term capital growth,          Janus Capital Management LLC
                                                     consistent with preservation of
                                                     capital and balanced by current
                                                     income.
 Enterprise Portfolio -- Service Shares              Seeks long-term growth of capital.       Janus Capital Management LLC
 Forty Portfolio -- Service Shares                   Seeks long-term growth of capital.       Janus Capital Management LLC
 Janus Portfolio -- Institutional Shares             Seeks long-term growth of capital.       Janus Capital Management LLC
 Overseas Portfolio -- Service Shares                Seeks long-term growth of capital.       Janus Capital Management LLC
 MET INVESTORS SERIES TRUST
 Clarion Global Real Estate Portfolio -- Class A     Seeks total return through               MetLife Advisers, LLC
                                                     investment in real estate securities,    Subadviser: CBRE Clarion
                                                     emphasizing both capital appreciation    Securities LLC
                                                     and current income.
 ClearBridge Aggressive Growth Portfolio --          Seeks capital appreciation.              MetLife Advisers, LLC
  Class A                                                                                     Subadviser: ClearBridge
                                                                                              Investments, LLC
 Harris Oakmark International Portfolio -- Class A   Seeks long-term capital appreciation.    MetLife Advisers, LLC
                                                                                              Subadviser: Harris Associates L.P.
 Invesco Mid Cap Value Portfolio -- Class A          Seeks high total return by investing     MetLife Advisers, LLC
                                                     in equity securities of mid-sized        Subadviser: Invesco Advisers, Inc.
                                                     companies.
 Invesco Small Cap Growth Portfolio -- Class B       Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                              Subadviser: Invesco Advisers, Inc.
 JPMorgan Small Cap Value Portfolio -- Class A       Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                              Subadviser: J.P. Morgan Investment
                                                                                              Management Inc.
 Met/Aberdeen Emerging Markets Equity                Seeks capital appreciation.              MetLife Advisers, LLC
  Portfolio -- Class B                                                                        Subadviser: Aberdeen Asset
                                                                                              Managers Limited
 Met/Wellington Large Cap Research Portfolio --      Seeks long-term capital appreciation.    MetLife Advisers, LLC
  Class A                                                                                     Subadviser: Wellington Management
                                                                                              Company LLP

                      PORTFOLIO                                 INVESTMENT OBJECTIVE
 MetLife Asset Allocation 100 Portfolio -- Class B    Seeks growth of capital.
 MetLife Small Cap Value Portfolio -- Class B         Seeks long-term capital appreciation.
 MFS(R) Research International Portfolio -- Class B   Seeks capital appreciation.
 Morgan Stanley Mid Cap Growth Portfolio --           Seeks capital appreciation.
  Class A
 Oppenheimer Global Equity Portfolio -- Class A       Seeks capital appreciation.
 PIMCO Inflation Protected Bond Portfolio --          Seeks maximum real return,
  Class A                                             consistent with preservation of
                                                      capital and prudent investment
                                                      management.
 PIMCO Total Return Portfolio -- Class A              Seeks maximum total return,
                                                      consistent with the preservation of
                                                      capital and prudent investment
                                                      management.
 T. Rowe Price Large Cap Value Portfolio --           Seeks long-term capital appreciation
  Class A                                             by investing in common stocks
                                                      believed to be undervalued. Income is
                                                      a secondary objective.
 METROPOLITAN SERIES FUND
 Baillie Gifford International Stock Portfolio --     Seeks long-term growth of capital.
  Class A
 Barclays Aggregate Bond Index Portfolio --           Seeks to track the performance of the
  Class A                                             Barclays U.S. Aggregate Bond
                                                      Index.
 BlackRock Bond Income Portfolio -- Class A           Seeks a competitive total return
                                                      primarily from investing in
                                                      fixed-income securities.
 BlackRock Capital Appreciation Portfolio --          Seeks long-term growth of capital.
  Class A
 BlackRock Ultra-Short Term Bond Portfolio --         Seeks a high level of current income
  Class A                                             consistent with preservation of
                                                      capital.
 Frontier Mid Cap Growth Portfolio -- Class A         Seeks maximum capital appreciation.
 Jennison Growth Portfolio -- Class A                 Seeks long-term growth of capital.
 Loomis Sayles Small Cap Core Portfolio -- Class A    Seeks long-term capital growth from
                                                      investments in common stocks or
                                                      other equity securities.
 Met/Artisan Mid Cap Value Portfolio -- Class B       Seeks long-term capital growth.
 Met/Wellington Balanced Portfolio -- Class A         Seeks long-term capital appreciation
                                                      with some current income.



                      PORTFOLIO                           INVESTMENT ADVISER/SUBADVISER
 MetLife Asset Allocation 100 Portfolio -- Class B    MetLife Advisers, LLC
 MetLife Small Cap Value Portfolio -- Class B         MetLife Advisers, LLC
                                                      Subadvisers: Delaware Investments
                                                      Fund Advisers; Wells Capital
                                                      Management Incorporated
 MFS(R) Research International Portfolio -- Class B   MetLife Advisers, LLC
                                                      Subadviser: Massachusetts Financial
                                                      Services Company
 Morgan Stanley Mid Cap Growth Portfolio --           MetLife Advisers, LLC
  Class A                                             Subadviser: Morgan Stanley
                                                      Investment Management Inc.
 Oppenheimer Global Equity Portfolio -- Class A       MetLife Advisers, LLC
                                                      Subadviser: OppenheimerFunds, Inc.
 PIMCO Inflation Protected Bond Portfolio --          MetLife Advisers, LLC
  Class A                                             Subadviser: Pacific Investment
                                                      Management Company LLC
 PIMCO Total Return Portfolio -- Class A              MetLife Advisers, LLC
                                                      Subadviser: Pacific Investment
                                                      Management Company LLC
 T. Rowe Price Large Cap Value Portfolio --           MetLife Advisers, LLC
  Class A                                             Subadviser: T. Rowe Price
                                                      Associates, Inc.
 METROPOLITAN SERIES FUND
 Baillie Gifford International Stock Portfolio --     MetLife Advisers, LLC
  Class A                                             Subadviser: Baillie Gifford Overseas
                                                      Limited
 Barclays Aggregate Bond Index Portfolio --           MetLife Advisers, LLC
  Class A                                             Subadviser: MetLife Investment
                                                      Advisors, LLC
 BlackRock Bond Income Portfolio -- Class A           MetLife Advisers, LLC
                                                      Subadviser: BlackRock Advisors,
                                                      LLC
 BlackRock Capital Appreciation Portfolio --          MetLife Advisers, LLC
  Class A                                             Subadviser: BlackRock Advisors,
                                                      LLC
 BlackRock Ultra-Short Term Bond Portfolio --         MetLife Advisers, LLC
  Class A                                             Subadviser: BlackRock Advisors,
                                                      LLC
 Frontier Mid Cap Growth Portfolio -- Class A         MetLife Advisers, LLC
                                                      Subadviser: Frontier Capital
                                                      Management Company, LLC
 Jennison Growth Portfolio -- Class A                 MetLife Advisers, LLC
                                                      Subadviser: Jennison Associates
                                                      LLC
 Loomis Sayles Small Cap Core Portfolio -- Class A    MetLife Advisers, LLC
                                                      Subadviser: Loomis, Sayles &
                                                      Company, L.P.
 Met/Artisan Mid Cap Value Portfolio -- Class B       MetLife Advisers, LLC
                                                      Subadviser: Artisan Partners
                                                      Limited Partnership
 Met/Wellington Balanced Portfolio -- Class A         MetLife Advisers, LLC
                                                      Subadviser: Wellington Management
                                                      Company LLP

                     PORTFOLIO                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
 Met/Wellington Core Equity Opportunities           Seeks to provide a growing stream of     MetLife Advisers, LLC
  Portfolio -- Class A                              income over time and, secondarily,       Subadviser: Wellington Management
                                                    long-term capital appreciation and       Company LLP
                                                    current income.
 MetLife Asset Allocation 20 Portfolio -- Class B   Seeks a high level of current income,    MetLife Advisers, LLC
                                                    with growth of capital as a secondary
                                                    objective.
 MetLife Asset Allocation 40 Portfolio -- Class B   Seeks high total return in the form of   MetLife Advisers, LLC
                                                    income and growth of capital, with a
                                                    greater emphasis on income.
 MetLife Asset Allocation 60 Portfolio -- Class B   Seeks a balance between a high level     MetLife Advisers, LLC
                                                    of current income and growth of
                                                    capital, with a greater emphasis on
                                                    growth of capital.
 MetLife Asset Allocation 80 Portfolio -- Class B   Seeks growth of capital.                 MetLife Advisers, LLC
 MetLife Mid Cap Stock Index Portfolio -- Class A   Seeks to track the performance of the    MetLife Advisers, LLC
                                                    Standard & Poor's MidCap 400(R)          Subadviser: MetLife Investment
                                                    Composite Stock Price Index.             Advisors, LLC
 MetLife Stock Index Portfolio -- Class A           Seeks to track the performance of the    MetLife Advisers, LLC
                                                    Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                                    Stock Price Index.                       Advisors, LLC
 MFS(R) Total Return Portfolio -- Class B           Seeks a favorable total return           MetLife Advisers, LLC
                                                    through investment in a diversified      Subadviser: Massachusetts Financial
                                                    portfolio.                               Services Company
 MFS(R) Value Portfolio -- Class A                  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                             Subadviser: Massachusetts Financial
                                                                                             Services Company
 MSCI EAFE(R) Index Portfolio -- Class A            Seeks to track the performance of the    MetLife Advisers, LLC
                                                    MSCI EAFE(R) Index.                      Subadviser: MetLife Investment
                                                                                             Advisors, LLC
 Neuberger Berman Genesis Portfolio -- Class A      Seeks high total return, consisting      MetLife Advisers, LLC
                                                    principally of capital appreciation.     Subadviser: Neuberger Berman
                                                                                             Investment Advisers LLC
 Russell 2000(R) Index Portfolio -- Class A         Seeks to track the performance of the    MetLife Advisers, LLC
                                                    Russell 2000(R) Index.                   Subadviser: MetLife Investment
                                                                                             Advisors, LLC
 T. Rowe Price Large Cap Growth Portfolio --        Seeks long-term growth of capital.       MetLife Advisers, LLC
  Class A                                                                                    Subadviser: T. Rowe Price
                                                                                             Associates, Inc.
 T. Rowe Price Small Cap Growth Portfolio --        Seeks long-term capital growth.          MetLife Advisers, LLC
  Class A                                                                                    Subadviser: T. Rowe Price
                                                                                             Associates, Inc.
 Western Asset Management Strategic Bond            Seeks to maximize total return           MetLife Advisers, LLC
  Opportunities Portfolio -- Class A                consistent with preservation of          Subadviser: Western Asset
                                                    capital.                                 Management Company
 MFS(R) VARIABLE INSURANCE TRUST -- SERVICE
  CLASS
 MFS(R) Global Equity Series                        Seeks capital appreciation.              Massachusetts Financial Services
                                                                                             Company
 MFS(R) New Discovery Series                        Seeks capital appreciation.              Massachusetts Financial Services
                                                                                             Company
 MFS(R) VARIABLE INSURANCE TRUST II -- SERVICE
  CLASS
 MFS(R) High Yield Portfolio                        Seeks total return with an emphasis      Massachusetts Financial Services
                                                    on high current income, but also         Company
                                                    considering capital appreciation.

                     PORTFOLIO                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
 OPPENHEIMER VARIABLE ACCOUNT FUNDS --
  NON-SERVICE SHARES
 Oppenheimer Main Street Small Cap Fund(R)/VA      Seeks capital appreciation.               OFI Global Asset Management, Inc.
                                                                                             Subadviser: OppenheimerFunds, Inc.
 PIMCO VARIABLE INSURANCE TRUST --
  ADMINISTRATIVE CLASS
 PIMCO All Asset Portfolio                         Seeks maximum real return                 Pacific Investment Management
                                                   consistent with preservation of real      Company LLC
                                                   capital and prudent investment            Subadviser: Research Affiliates, LLC
                                                   management.
 PIMCO CommodityRealReturn(R) Strategy             Seeks maximum real return,                Pacific Investment Management
  Portfolio                                        consistent with prudent investment        Company LLC
                                                   management.
 PIMCO Long-Term U.S. Government Portfolio         Seeks maximum total return,               Pacific Investment Management
                                                   consistent with preservation of           Company LLC
                                                   capital and prudent investment
                                                   management.
 PIMCO Low Duration Portfolio                      Seeks maximum total return,               Pacific Investment Management
                                                   consistent with preservation of           Company LLC
                                                   capital and prudent investment
                                                   management.
 PIONEER VARIABLE CONTRACTS TRUST -- CLASS I
 Pioneer Mid Cap Value VCT Portfolio               Seeks capital appreciation by             Pioneer Investment Management,
                                                   investing in a diversified portfolio of   Inc.
                                                   securities consisting primarily of
                                                   common stocks.
 PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT International Value Fund                Seeks capital growth. Current             Putnam Investment Management,
                                                   income is a secondary objective.          LLC
                                                                                             Subadviser: The Putnam Advisory
                                                                                             Company, LLC
 ROYCE CAPITAL FUND -- INVESTMENT CLASS
 Royce Micro-Cap Portfolio                         Seeks long-term growth of capital.        Royce & Associates, LLC
 Royce Small-Cap Portfolio                         Seeks long-term growth of capital.        Royce & Associates, LLC
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC. --
  CLASS I
 Emerging Markets Debt Portfolio                   Seeks high total return by investing      Morgan Stanley Investment
                                                   primarily in fixed income securities of   Management Inc.
                                                   government and government-related
                                                   issuers and, to a lesser extent, of
                                                   corporate issuers in emerging market
                                                   countries.
 Emerging Markets Equity Portfolio                 Seeks long-term capital appreciation      Morgan Stanley Investment
                                                   by investing primarily in                 Management Inc.
                                                   growth-oriented equity securities of      Subadvisers: Morgan Stanley
                                                   issuers in emerging market                Investment Management Company;
                                                   countries.                                Morgan Stanley Investment
                                                                                             Management Limited
 TRUST FOR ADVISED PORTFOLIOS
 1919 Variable Socially Responsive Balanced Fund   Seeks capital appreciation and            1919 Investment Counsel, LLC
                                                   retention of net investment income.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER


The Funds offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy.


SUBSTITUTION OF PORTFOLIOS


If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.


PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY THE SEPARATE ACCOUNT


As of the end of each Valuation Period (see "Valuation Period" description below in "Other Policy Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
o The allocation of net premiums to the Separate Account.
o Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).
o Policy loans and loan repayments allocated to the Separate Account.
o Transfers to and among investment divisions.
o Withdrawals and surrenders taken from the Separate Account.


VOTING RIGHTS


The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. You can give us voting instructions on shares of each portfolio of a fund that are attributed to your Policy. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. We will vote all shares in proportion to the instructions received. If we do not receive your instructions we will vote your shares in the same proportion as represented by the votes received from other owners. The effect of this proportional voting is that a small number of owners may control the outcome of a vote. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.



ISSUING A POLICY

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our insurance underwriting rules.


We offer other variable life insurance policies that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.

There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible insureds within the eligible group for whom a Policy could be purchased and the percentage of those insureds for whom a Policy is actually purchased. The three types of underwriting are:


GUARANTEED ISSUE--requires the least evidence of insurability and rating classification


SIMPLIFIED UNDERWRITING--requires more evidence of insurability and rating classification


FULL UNDERWRITING--requires the most evidence of insurability and rating classification


An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.


Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.


The Date of Policy is usually the date the Policy application is approved and premiums are accepted. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). To preserve a younger age for the insured, we may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application. You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts.


Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured's health on the date of such approval must be the same as stated in the application and, in most states, we can require that the insured not have sought medical advice or treatment between the date of the application and the date of approval.



PAYMENT AND ALLOCATION OF PREMIUMS

You can make voluntary planned periodic premium payments and unscheduled premium payments. The payment of a given premium won't necessarily guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.


PAYING PREMIUMS

We accept premium payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. You can make premium payments, subject to certain limitations discussed below, through the:

VOLUNTARY PLANNED PERIODIC PREMIUM SCHEDULE. You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.

UNSCHEDULED PREMIUM PAYMENT OPTION. You also can make other premium payments at any time.

Premium payments sent by regular U.S. mail should be addressed to: MetLife, P.O. Box 7369, Philadelphia, PA 19101-7369. Premium payments sent by express mail or courier service should be addressed to: MetLife, Lockbox #7369, Wells Fargo Bank Y1372-045, 401 Market Street, Philadelphia, PA 19106.

If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

o The first premium may not be less than the planned premium unless agreed to by us.
o After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.
o Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
o You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status. ("See Tax Matters--Modified Endowment Contracts.")
o We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
o We may require evidence of insurability for premium payments that cause the minimum death benefit to exceed the death benefit then in effect under the death benefit option chosen.


ALLOCATING NET PREMIUM



Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. See "Investment Start Date" description below in "Other Policy Provisions--When Your Requests Become Effective." Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the end of the free look period. See "Other Policy Provisions--Free Look Period." During the free look period, we allocate the net premium payments you allocated to the investment divisions to a money market investment division. At the end of the free look period, we will allocate your cash value in that investment division among all the Separate Account investment divisions according to your net premium allocation instructions.


For policies issued in California, we allocate net premiums to the investment divisions of the Separate Account as of the Investment Start Date. If you are age 60 or older, and you allocate 100% of your initial net premium to a money market investment division in order to receive a refund of premiums should you cancel the Policy during the free look period, we will not automatically transfer your cash value or reallocate your future premiums once the free look period has ended. You must contact us to request a transfer or reallocation.



You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at our Designated Office or in any other manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.



INSURANCE PROCEEDS

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is provided under "Income Plans" and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.


The insurance proceeds equal:
o The death benefit under the death benefit option or minimum death benefit that is in effect on the date of death; plus
o Any additional insurance proceeds provided by rider; minus
o Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Contacting Us.")


DEATH BENEFIT OPTIONS


You can choose among three options. You select which option you want in the Policy application. The three options are:
o Option A: The death benefit is a level amount and equals the specified face amount of the Policy.
o Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
o Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceed withdrawals made.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

You can change your death benefit option after the first Policy year, provided that:
o Your cash surrender value after the change would be enough to pay at least two monthly deductions.
o The specified face amount continues to be no less than the minimum we allow after a decrease.
o The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
o You provide evidence satisfactory to us of the insured's insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:
o If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
o If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and that the maximum premium amounts that you can pay would change.


MINIMUM DEATH BENEFIT


In no event will the Policy death benefit (plus the proceeds under any term rider on the insured's life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws as in effect on the date your Policy is issued. We determine this minimum by applying either the:


I. Cash Value Accumulation Test or


II. Guideline Premium/Cash Value Corridor Test.


You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy, and the election cannot later be changed. Under the Cash Value Accumulation Test, your death benefit is never less than the amount of your Policy's cash value at the insured's date of death, multiplied by a factor set forth in your Policy. This factor varies depending upon the insured's age at the date of death, and it declines as the insured grows older.


Under the Guideline Premium/Cash Value Corridor Test, there is a very similar minimum death benefit based on your Policy's cash value at the date of death. However, the factors set forth in your Policy are higher for the Guideline Premium/Cash Value Corridor Test (which results in a higher minimum death benefit, assuming the same cash value). Also, there are firm limits on the amount of premiums you can pay for the amount of coverage you have in force under the Guideline Premium/Cash Value Corridor Test, while the tax law imposes no such firm limits under the Cash Value Accumulation Test.


Before choosing between these two Tests you should consider the following:
o The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Accumulation Test. However, the death benefit under the Cash Value Accumulation Test (and thus the monthly cost of term insurance) could be higher. You should ask for an illustration comparing results under both tests. We reserve the right to return any premium to the extent it would cause the death benefit to increase above certain limits.
o Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.
o Any advantage of the Cash Value Accumulation Test may be eliminated if premium payments exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a policy during the 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loan and other distributions may be subject to adverse federal income tax consequences. (See "Federal Tax Matters--Modified Endowment Contracts" below.)


SPECIFIED FACE AMOUNT


CHOOSING YOUR INITIAL SPECIFIED FACE AMOUNT. The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. If the term insurance rider is purchased, the specified face amount and term rider amount are combined to determine the Minimum Initial Specified Face Amount. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our term insurance benefit.


The term insurance benefit provides coverage on the insured to age 95. You may purchase this rider, if available, only at the time of Policy issue. By electing to take part of your coverage under the term insurance rider, you can reduce the amount of sales charges and current cost of insurance charges that you otherwise would pay. For details, see "Optional Rider Benefits--Term Benefit."


CHANGING YOUR SPECIFIED FACE AMOUNT. Generally, you may change your specified face amount at any time after the first Policy year subject to certain criteria specified below. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.


The Specified Face Amount of insurance may not be reduced to less than $100,000 during the first five Policy years or to less than $50,000 after the fifth Policy year. These minimums also apply to decreases that result from partial withdrawals or changes in death benefit options. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount. You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.


Before you change your specified face amount you should consider the following:
o The term insurance portion of your death benefit will change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
o Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Policy years, could then be taxed on an income first basis.
o The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease. (See "Tax Matters--Modified
  Endowment Contracts.")
o In some circumstances, the Policy could become a modified endowment contract.
o For Policies issued on or after May 1, 1996 in connection with other than certain employer sponsored plans that became effective prior to August 1, 2000, the sales charge and the administration charge may change. This is because an increase or decrease in the specified face amount will result in an increase or decrease in the annual target premium on which these charges are based.


INCOME PLANS


Generally you can receive the policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. The insurance proceeds can be paid under a variety of income plans that are available under the Policy.


Generally, we currently make the following income plans available:
o Interest income
o Installment Income for a Stated Period
o Installment Income of a Stated Amount
o Single Life Income--Guaranteed Payment Period
o Single Life Income--Guaranteed Return
o Joint and Survivor Life Income


Before you choose an income plan you should consider:
o The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

o That your Policy will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
o That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.



CASH VALUE, TRANSFERS AND WITHDRAWALS


CASH VALUE

Your Policy's CASH VALUE equals:
o The Fixed Account cash value, plus
o The Policy Loan Account cash value, plus
o The Separate Account cash value.


Your Policy's CASH SURRENDER VALUE equals your cash value minus any outstanding Policy loans (plus any accrued and unpaid loan interest).


On your Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division.


Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
o The cash value in the investment division at the beginning of the Valuation Period; plus
o All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
o All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
o The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
o The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period.


CASH VALUE TRANSFERS

You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning after the end of the free look period. The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. Due to this limit, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon. This limit does not apply to a full surrender, any loans taken, or any transfers under a systematic investment strategy. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account. (See "Payment and Allocation of Premiums--Allocating Net Premiums.")

RESTRICTIONS OF FREQUENT TRANSFERS. Frequent requests from Policy owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor transfer activity in the Portfolios below (the "Monitored Portfolios"):


     AB VPS Global Thematic Growth Portfolio
     AB VPS International Value Portfolio
     American Funds High-Income Bond Fund
     American Funds International Fund
     Baillie Gifford International Stock Portfolio
     Clarion Global Real Estate Portfolio
     Emerging Markets Debt Portfolio
     Emerging Markets Equity Portfolio
     Franklin Mutual Global Discovery VIP Fund
     Goldman Sachs Small Cap Equity Insights Fund
     Harris Oakmark International Portfolio
     High Income Portfolio
     International Value Portfolio
     Invesco Small Cap Growth Portfolio
     Invesco V.I. International Growth Fund
     JPMorgan Small Cap Value Portfolio
     Loomis Sayles Small Cap Core Portfolio
     Met/Aberdeen Emerging Markets Equity Portfolio
     MetLife Small Cap Value Portfolio
     MFS(R) Global Equity Series
     MFS(R) High Yield Portfolio
     MFS(R) New Discovery Series
     MFS(R) Research International Portfolio
     MSCI EAFE(R) Index Portfolio
     Neuberger Berman Genesis Portfolio
     Oppenheimer Global Equity Portfolio
     Oppenheimer Main Street Small Cap Fund(R)/VA
     Overseas Portfolio
     Putnam VT International Value Fund
     Royce Micro-Cap Portfolio
     Royce Small-Cap Portfolio
     Russell 2000(R) Index Portfolio
     T. Rowe Price Small Cap Growth Portfolio
     Templeton Foreign VIP Fund
     Templeton Global Bond VIP Fund
     Western Asset Management Strategic Bond Opportunities Portfolio


We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under one of the systematic investment strategies described in the prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Policy owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent transfer policies established by the Portfolio.

In addition, Policy owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy owner). You should read the Fund prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


SYSTEMATIC INVESTMENT STRATEGIES. You can choose one of four currently available strategies described below. You can also change or cancel your choice at any time.


Equity Generator SM. Allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the Frontier Mid Cap Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.


Equalizer SM. Allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the Frontier Mid
Cap Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Policy anniversary.


Rebalancer SM. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each quarter.


Allocator SM. Allows you to systematically transfer money from the BlackRock Ultra-Short Term Bond investment division to the Fixed Account and/or any investment division(s). When you elect the Allocator, you must have enough cash value in the BlackRock Ultra-Short Term Bond investment division to enable the election to be in effect for three months. The election can be to transfer each month:
o A specific amount, until the cash value in the BlackRock Ultra-Short Term Bond investment division is exhausted.
o A specific amount for a specific number of months.
o Amounts in equal installments until the total amount you have requested has been transferred.


These transfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

TRANSFERS BY TELEPHONE: Subject to our frequent transfer procedures, we may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and changes to allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
o We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.


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


o We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.
o All telephone calls will be recorded.
o You will receive a written confirmation of any transaction.
o Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.


Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


SURRENDER AND WITHDRAWAL PRIVILEGES


You can surrender your Policy for its cash surrender value. We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
o the withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions;
o the withdrawal is at least $250;
o the withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Internal Revenue Code rules; and
o the withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under "Insurance Proceeds--Specified Amount--Changing Your Specified Face Amount," above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion that the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Before surrendering your Policy or requesting a partial withdrawal, you should consider the following:
o Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Tax Matters--Modified Endowment Contracts.")
o Your Policy could become a modified endowment contract.
o For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.
o For partial withdrawals, your specified face amount may also decrease. For Option A Policies, your specified face amount will decrease by the amount of the withdrawal. For Option B Policies, a withdrawal will not decrease the specified face amount. For Option C Policies, your specified face amount will decrease by the amount, if any, by which cumulative withdrawals exceed cumulative premiums paid.

In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.


BENEFIT AT FINAL DATE


The Final Date is the Policy anniversary on which the insured is Age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.



LOAN PRIVILEGES

You can borrow from us and use your Policy as security for the loan. The amount of each loan must be:
o At least $250.
o No more than the greater of the cash surrender value less two monthly deductions and 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Policy) when added to all other outstanding Policy loans.


As of your loan request's Date of Receipt, we will:
o Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.
o Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 2.5% per year (4% for Policies issued prior to February 24, 2012). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
o Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be more than the maximum allowed by law and will generally be the greater of:
  o The published monthly average for the calendar month ending two months before the start of such year; and
  o The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.


The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.


Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the investment divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:
o Interest payments on loans are generally not deductible for tax purposes.
o Under certain situations, Policy loans could be considered taxable distributions.
o Amounts held in your Policy loan account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow.

o If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
o A Policy loan increases the chances of our terminating your Policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
o Your Policy's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).



OPTIONAL RIDER BENEFITS

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Generally, we currently make the following benefits available by rider:


 o Accelerated Death Benefit 1      o Term Insurance Benefit 2
 o Interim Term Insurance Benefit   o Enhanced Cash Surrender Value Rider 3

1 Payment under this rider may affect eligibility for benefits under state or federal law.

2 This rider is discussed in more detail under "Term Benefit" below.

3 This rider may be attached at issue if you request it, but not thereafter.


Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.


You should also consider:
o That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.
o That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the rider generally will also terminate.
o That there are tax consequences. You should consult with your tax adviser before purchasing one of the riders.


TERM BENEFIT


You have the flexibility to include, at Policy issue, a rider that provides a term benefit ("Term Rider"). The availability of the Term Rider is also subject to governmental approval in your state.


The Term Rider is a rider to the Policy that, like the base Policy, provides coverage on the insured to age 95. You may purchase this rider, if available, only at Policy issue. Nevertheless, if you purchase the Term Rider, the amount of coverage under the rider will automatically increase and decrease with any changes to your specified face amount under the Policy, so that the ratio between the Policy's specified face amount and the amount of Term Rider coverage will always remain the same as you originally selected.


In almost all respects, coverage taken under the Term Rider has exactly the same effect as coverage taken as specified face amount under the Policy. An important difference, however, is that the sales charge depends on the amount of the coverage provided under the base policy. The amount of Term Rider will impact the sales charge. Thus, in comparing two Policies with identical total insurance amounts, the one with the greater portion provided by the Term Rider will have a lower sales charge. Conversely, the Policy with the higher amount provided under the base policy will have a higher sales charge.

Additionally, the cost of term insurance rates currently applicable to coverage provided under the Term Rider are lower than those currently charged for coverage under the base policy. Therefore, the larger the portion of coverage provided under the Term Rider, the lower the overall cost of insurance. Again comparing two Policies with identical total insurance amounts, the cost of insurance will be lower under the Policy with the higher portion of coverage provided under the Term Rider.


To summarize, the lower sales charge and lower anticipated current cost of term insurance rates resulting from a greater portion of total coverage provided by the Term Rider will result in better overall performance under the Policy. You may elect to have up to 95% of your total coverage provided by the Term Rider. We are able to make these favorable terms available under the Term Rider largely because our costs of selling it (principally the commissions we pay) are lower than under the base policy. See "Sales of Policies".



CHARGES AND DEDUCTIONS


IMPORTANT INFORMATION APPLICABLE TO ALL POLICY CHARGES AND DEDUCTIONS

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 7 to 14 of this Prospectus. You should refer to these Fee Tables for information about the rates and amounts of such charges, as well as other information that is not covered below.

The Policy charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.

Services and benefits we provide:
o the death benefit, cash, and loan benefits under the Policy
o investment options, including premium allocations
o administration of elective options
o the distribution of reports to Policy owners

Costs and expenses we incur:
o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
o overhead and other expenses for providing services and benefits
o sales and marketing expenses
o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:
o that the cost of term insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
o that the charges of providing the services and benefits under the Policies exceed the charges we deduct

We may profit from the charges, including the cost of term insurance charge and the mortality and expense risk charge. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. The following sets forth additional information about Policy charges.


CHARGES DEDUCTED FROM PREMIUMS

ANNUAL TARGET PREMIUM. We use the concept of annual target premium to determine certain limits on sales and administrative charges (discussed immediately below). We define the annual target premium to be:

   For Policies issued prior to May 1, 1996 or issued in connection with certain employer sponsored plans that became effective prior to August 1, 2000, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Federal Tax Matters--Modified Endowment Contracts".)

   For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance of the base Policy only (excluding the Term Rider) and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy. This could, in turn, increase or decrease sales and administrative charges.


SALES CHARGE. We deduct this charge primarily to help pay the cost of compensating sales representatives and other direct and indirect expenses of distributing the Policies. The charge is assessed directly against each premium. For premiums received in Policy years 1 through 10, the current rate is up to 6.5% of the premium paid until the total payments in each such year equal the annual target premium, and for Policy years 11 and later the rate we charge is up to 3% of each premium until the total payments in the year equal the annual target premium. No sales charge is or will be assessed against any premiums paid in any Policy year in excess of a total equal to the annual target premium. The maximum rate we can charge for premiums received up to a total equal to the annual target premium during Policy years 1 through 10 is 9%, and the maximum for Policy years 11 and later is the same as currently charged in those years.


ADMINISTRATIVE CHARGE. We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is .55% in Policy years 1-10) of each premium payment primarily to cover this expense up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed this rate.


CHARGE FOR AVERAGE EXPECTED STATE AND LOCAL TAXES ATTRIBUTABLE TO PREMIUMS. We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge of 2.25% approximates the average tax rate we expect to pay on premiums we receive from all states.


CHARGE FOR EXPECTED FEDERAL TAXES ATTRIBUTABLE TO PREMIUMS. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 1.2% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.


CHARGE FOR INTERIM TERM INSURANCE BENEFIT. This charge is deducted only from your initial premium payment, and only if you elect the interim term insurance benefit. The interim term insurance benefit provides temporary initial life insurance coverage on the insured prior to the time that coverage under the Policy takes effect. This coverage is provided by adding a "rider" and is subject to several conditions and limitations. The charge for this benefit is described in the rider form. This charge is primarily to compensate us for the risk that the insured will die while coverage under this rider is in force.


LOAN INTEREST SPREAD. We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The charge is guaranteed to never exceed 2%.


CHARGES INCLUDED IN THE MONTHLY DEDUCTION


We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.


o COST OF TERM INSURANCE. This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount. This is the amount that we are at risk if the insured dies.

  The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).


  The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law and applicable under your Policy), age, underwriting class and rate class. The rates will never exceed the guaranteed rates. The guaranteed rates are based on certain 2001 Commissioners Standard Ordinary Mortality Tables. For Policies issued prior to January 1, 2009, the guaranteed rates are based on the corresponding 1980 Commissioners Standard Ordinary Mortality Tables. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.


  Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and may be divided by smoking status). The insured's rate class will affect your cost of term insurance.


  You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.


o MORTALITY AND EXPENSE RISK CHARGE. We make this monthly charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect. This monthly charge is allocated proportionately to the cash value in each investment division of the Separate Account. The maximum rate we may charge is equivalent to an effective annual rate of .90% of the cash value in the Separate Account.


CHARGES FOR CERTAIN OPTIONAL RIDER BENEFITS


The charge for an optional benefit that you add by rider to your Policy will generally be deducted as part of the monthly deduction. This includes the charge for the following rider:
o Term Benefit


The purpose of the charge for each rider is primarily to compensate us for our direct and indirect costs and risks in providing that rider. The charge we deduct for any such additional benefits you can add by rider is described in the rider form.


VARIATIONS IN CHARGES


We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
o The nature of the group and its organizational framework
o The method by which sales will be made to the individuals associated with the group
o The facility by which premiums will be paid
o The group's capabilities with respect to administrative tasks
o Our anticipated persistency of the Policies
o The size of the group and the number or years it has been in existence
o The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

PORTFOLIO COMPANY CHARGES


Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.


OTHER CHARGES


ADDITIONAL TAXES. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.


CASH VALUE TRANSFERS. We do not currently charge for any transfer amounts. Except for transfers under Systematic Investment Strategies, we reserve the right to assess up to a $25 charge in the future against all transfers. Currently, transfers are not taxable transactions.



POLICY TERMINATION AND REINSTATEMENT

TERMINATION. We will terminate your Policy without any cash surrender value if:
o The cash surrender value is less than the monthly deduction; and
o We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.


Reinstatement: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period required by state law) after the end of the grace period and before the Final Date. You also must provide us:
o A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
o Evidence of insurability that we find satisfactory.
o An additional premium amount that the Policy prescribes for this purpose.



FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel, especially where the Policy is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


INSURANCE PROCEEDS

o Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").
o In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August
  18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
o The death proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
o If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
o Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.
o The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policyissued on a standard risk basis to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

o You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.


LOANS

o Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.
o Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
o If your Policy terminates (upon surrender, cancellation, lapse, the Final Date or, in most cases, exchanges) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an exchange, any outstanding Policy loan will generally be taxed to the extent of any Policy gain. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining Policy cash value may be insufficient to pay the income tax on your gains.


MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits, receipt of an unnecessary premium and certain other changes to your Policy after the issue date. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. Reductions in benefits during a 7-pay testing period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.


Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.


If your Policy is considered a modified endowment contract the following applies:
o The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.
o Amounts withdrawn or distributed before the insured's death, including (without limitation) loans taken from or secured by a Policy classified as a modified endowment contact, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
o An additional 10% income tax generally applies to the taxable portion of the amounts you received before age 591/2 except if you are disabled or if the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. The foregoing exceptions to the 10% additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.
o If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DIVERSIFICATION


In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policy. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL


In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES


The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy owner's estate for purposes of the Federal estate tax if the Policy owner was the insured. If the Policy owner was not the insured, the fair market value of the Policy would be included in the Policy owner's estate upon the Policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.


BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy in connection with a split dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.


In the case of a business-owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.


CHANGES TO TAX RULES AND INTERPRETATIONS


Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
o Possible taxation of cash value transfers between investment funds.
o Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.
o Possible limits on the number of investment funds available or the frequency of transfers among them.
o Possible changes in the tax treatment of Policy benefits and rights.

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.


THE COMPANY'S INCOME TAXES

Under current federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy owners since we are the owner of the assets from which the tax benefits are derived.



RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
o Operating the Separate Account in any other form that is permitted by applicable law.
o Changes to obtain or continue exemptions from the 1940 Act.
o Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
o Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
o Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.
o Making any necessary technical changes to the Policy to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.



OTHER POLICY PROVISIONS


FREE LOOK PERIOD

Carefully review your Policy, which contains a full discussion of all its provisions. You can return the Policy during this period. The period ends on the later of:
o 10 days after you receive the Policy (unless state law requires a longer specified period); and
o the date we receive a receipt signed by you.


If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.



FOR POLICIES ISSUED IN CALIFORNIA: If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to a money market investment division, we will refund the premiums you paid; if you elected to allocate your initial net premium to the other investment divisions and/or the Fixed Account, we will refund the Policy's cash value.



SUICIDE


If the insured commits suicide within the first two Policy years (or any other period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.


ASSIGNMENT AND CHANGE IN OWNERSHIP


You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.


REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
o Change in specified face amount.
o Change in death benefit option.
o Transfers among investment divisions (including those through Systematic Investment Strategies, which maybe confirmed quarterly).
o Partial withdrawals.
o Loan amounts you request.
o Loan repayments and premium payments.

If your premium payments are made through a systematic payment method, we will not send you any confirmation in addition to the one you receive from your employer.

We will also send you an annual statement generally within 30 days after a Policy year. That statement will summarize the year's transactions and include information on:
o Deductions and charges.
o Status of the death benefit.
o Cash and cash surrender values.
o Amounts in the investment divisions and Fixed Account.
o Status of Policy loans.

o Automatic loans to pay interest.
o Information on your modified endowment contract status (if applicable).


We will also send you a Fund's annual and semi-annual reports to shareholders.


WHEN YOUR REQUESTS BECOME EFFECTIVE


Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)


A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.


The Valuation Date is each day on which the New York Stock Exchange is open for trading.


Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).


The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.


The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.


THIRD PARTY REQUESTS


Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.


EXCHANGE PRIVILEGE


If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.


CYBERSECURITY

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Policy owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate cash values; cause the release and possible destruction of confidential Policy owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



SALES OF POLICIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "'34 Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Policies are sold through licensed life insurance sales representatives who are associated with our affiliate MetLife Securities, Inc. ("MSI"). On February 29, 2016, MetLife, Inc. and Massachusetts Mutual Life Insurance Company (MassMutual) announced they have entered into a definitive agreement for the acquisition by MassMutual of MSI. The transaction is expected to close by mid-2016, and is subject to certain closing conditions, including regulatory approval. As a result of the transaction, MSI will no longer be affiliated with Metropolitan Life Insurance Company. MSI is registered with the SEC as a broker-dealer under the '34 Act and is also a member of FINRA. The Policies may also be sold through licensed life insurance sales representatives associated with unaffiliated broker-dealers with which MLIDC enters into a selling agreement.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies, e.g., commissions payable to broker-dealers who sell the Policies, including our affiliated broker-dealers. The payments described below do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you do not continue the Policy for at least five years.

MetLife sales representatives are sales representatives registered through MSI. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife. Our affiliated sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our affiliated sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

The gross dealer concession for the Policies varies based on the Policy year and on whether the amount of premiums paid in a Policy year is greater or less than the Policy's Target Premium. The Target Premium is shown in your Policy. In the first Policy year, the gross dealer concession is 28% of premiums paid up to the amount of the Target Premium, and 2.5% of premiums paid in excess of the Target Premium; in Policy years 2 through 4, the gross dealer concession is 8.25% of premiums paid up to the amount of the Target Premium and 2.5% of any excess; in Policy year 5 and later, the gross dealer concession is 2.5% of all premiums paid; and in Policy year 8 and thereafter a gross dealer concession of 0.1% is paid on the Policy's cash value. Under alternative schedules that are available, the gross dealer concession in the first Policy year ranges from 10% to 21% premiums paid up to the Target Premium and 2% of any excess; in Policy years 2 through 10, it ranges from 8.5% to 10% of premiums paid up to the Target Premium and 1.5% of any excess; in Policy years 11 and later, it is 3% of premiums paid up to the Target Premium and 1.5% of any excess; and in Policy years 8 and thereafter, a gross dealer concession ranging from 0.1% to 0.15% is paid on the Policy's cash value.

For Policies sold by representatives of unaffiliated broker-dealers, MLIDC pays commissions to the broker-dealer with which the representative is registered. The commissions paid to the broker-dealer are generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid with respect to sales made through our sales representatives. (Total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Policy is sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policies. The portion of the commissions that the broker-dealer passes through to its sales representatives is determined in accordance with the broker-dealer's internal compensation program. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these broker-dealers may also receive non-cash compensation pursuant to the firm's guidelines or directly from us or MLIDC.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

MetLife sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

MLIDC also enters into selling agreements with other unaffiliated broker-dealers for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may pay additional compensation to certain of these broker-dealers, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain broker-dealers, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policies). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer's line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers' sales representatives.


The additional types of compensation discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. We and MLIDC may enter into similar arrangements with our affiliate MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.


We retain consultants who provide technical training and sales support to MetLife and our other affiliated sales representatives with respect to certain business planning strategies that may involve the sale of life insurance. We pay these consultants fees that are not conditioned on the sale of any insurance products. These consultants may also provide services directly to our clients for a fee.



LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.



RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/ or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.



FINANCIAL STATEMENTS

The financial statements comprising each of the Investment Divisions of the Separate Account and the financial statements of MetLife can be found in the Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                                   APPENDIX A


                   ADDITIONAL INFORMATION REGARDING THE FUNDS

Certain Portfolios were subject to a name change, merger or liquidation. The chart below identifies the former name and new name of these Portfolios, and where applicable, the former name and new name of the Fund of which the Portfolio is a part.


PORTFOLIO/FUND NAME CHANGES



                FORMER NAME                                     NEW NAME
------------------------------------------- -----------------------------------------------
MET INVESTORS SERIES TRUST                  MET INVESTORS SERIES TRUST
 MFS(R) Emerging Markets Equity Portfolio    Met/Aberdeen Emerging Markets Equity Portfolio
 WMC Large Cap Research Portfolio            Met/Wellington Large Cap Research Portfolio
METROPOLITAN SERIES FUND                    METROPOLITAN SERIES FUND
 BlackRock Money Market Portfolio            BlackRock Ultra-Short Term Bond Portfolio
 WMC Balanced Portfolio                      Met/Wellington Balanced Portfolio
 WMC Core Equity Opportunities Portfolio     Met/Wellington Core Equity Opportunities
                                             Portfolio


TRUST NAME CHANGE


         FORMER NAME                                        NEW NAME
---------------------------------------- ------------------------------------------
WELLS FARGO VARIABLE TRUST                  WELLS FARGO FUNDS
 VT Total Return Bond Fund                   VT Total Return Bond Fund

PORTFOLIO MERGER



         FORMER PORTFOLIO/FUND                      NEW PORTFOLIO/FUND
--------------------------------------- -----------------------------------------
MET INVESTORS SERIES TRUST                 METROPOLITAN SERIES FUND
 Lord Abbett Bond Debenture Portfolio       Western Asset Management Strategic Bond
                                            Opportunities Portfolio
 Pioneer Fund Portfolio                     Met/Wellington Core Equity Opportunities
                                            Portfolio


PORTFOLIO LIQUIDATION



    FORMER PORTFOLIO/FUND                         NEW PORTFOLIO/FUND
------------------------------------ ---------------------------------------------
WELLS FARGO FUNDS                         FIDELITY(R) VARIABLE INSURANCE FUNDS
 VT Total Return Bond Fund                 Government Money Market Portfolio

In order to help you understand how the Policy's values would vary over time under different sets of assumptions, we will provide you with personalized illustrations of death benefits, cash surrender values and cash values upon request. These will be based on the age and insurance risk characteristics of the person insured under the Policy and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time without charge. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus. You may obtain, without charge, a copy of the Statement of Additional Information or a personalized illustration of death benefits, cash surrender values and cash values, by calling us at 1-908-253-1400 or contacting us through our website at www.metlife.com/sbr.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.



































811-06025

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